Exhibit 10.22

                           HEALTH SCIENCES GROUP, INC.
                        2003 STOCK OPTION, DEFERRED STOCK
                                       AND
                              RESTRICTED STOCK PLAN


THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933


         Any offer or sale of any security covered by this document must meet each of the following criteria:

(1) Sales of the security are not made to more than 35 persons, including persons not in California.

(2) All purchasers either have a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons, or by reasons of their business or financial experience or the business or financial experience of their professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect their own interests in connection with the transaction.

(3) Each purchaser represents that the purchaser is purchasing for the purchaser's own account (or a trust account if the purchaser is a trustee) and not with a view to or for sale in connection with any distribution of the security.

(4) The offer and sale of the security is not accomplished by the publication of any advertisement. The number of purchasers referred to above is exclusive of any described or subdivision (i) of Section 25102 of the California Corporate Securities Act of 1968 or Rule 260.102.13 of the Rules of the California Corporate Commissioner, any officer, director, or affiliate of the Company and any other purchaser who the Commissioner designates by rule.

Section 1.        General Purpose of Plan; Definitions.

         (a) This plan is intended to implement and govern the 2003 Stock Option, Deferred Stock and Restricted Stock Plan (the "Plan") of HEALTH SCIENCES GROUP, INC., (the "Company"). The Plan was adopted August 7, 2003 by the Board of Directors. The purpose of the Plan is to enable the Company to obtain and retain competent, employees, personnel, consultants and service providers who will contribute to the Company's success by their ability, ingenuity, industry and services, and to provide incentives to such personnel, employees, consultants and service providers and will therefore, inure to the benefit of all shareholders of the Company.

         (b) For purposes of the Plan, the following terms shall be defined as set forth below:

                  (1) "ADMINISTRATOR" means the Board, or if the Board does not administer the Plan, the Committee, in accordance with Section 2.

                  (2) "AWARD" means any award of Deferred Stock, Restricted Stock or Stock Options.

                  (3) "BOARD" means the Board of Directors of the Company.

                  (4) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (5) "COMMISSION" means the Securities and Exchange Commission.


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                  (6) "COMMITTEE" means the Compensation Committee of the Board, or any other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall administer the Plan, then the functions of the Committee specified in the Plan shall be exercised by the Board.

                  (7) "COMPANY" means HEALTH SCIENCES GROUP, INC., a corporation organized under the laws of Colorado and its Subsidiaries (or any successor corporation).

                  (8) "DEFERRED  STOCK" means an award made granted  pursuant to
Section 6 below of the right to receive Stock at the end of a specified deferral period.

                  (9) "DISABILITY" means permanent and total disability as determined under the Company's disability program or policy, or if such disability program or policy does not exist, then any disability that renders an Eligible Participant unable to serve the Company in the capacity for which such Eligible Participant served immediately prior to such disability.

                  (10) "EFFECTIVE DATE" shall mean the date provided pursuant to
Section 15.

                  (11) "ELIGIBLE PARTICIPANT" means an employee, consultant, advisor, service provider, director (including non-employee director), or Officer of the Company, eligible to participate in the Plan pursuant to Section 4, provided however in the case of a consultant or service provider, such person is (i) a natural person (ii) provides bona fide services to the Company, and
(iii) the services are not in connection with the offer or sale of securities in a capital -raising transaction and do not directly or indirectly promote or maintain a market in the Company's securities.

                  (12) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  (13) "FAIR MARKET VALUE" means, as of any given date, with respect to any Awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sales price of the Stock on such date, or (B) the average of the closing sales price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

                  (14) "INCENTIVE STOCK OPTION" means any Stock option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (15) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

                  (16) "OFFICER" means the Chief Executive Officer, Chairman of the Board, President, Chief Financial Officer, Chief Accounting Officer, Chief Operating Officer, any vice president in charge of a principal business function (such as sales, administration or finance) and any other person who performs similar policy-making functions for the Company.

                  (17) "PARENT CORPORATION" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

                  (18) "PARTICIPANT" means any Eligible Participant selected by the Administrator pursuant to the Administrator's authority in Section 2 below to receive grants of Stock Options or Awards or any combination of the foregoing.

                  (19)   "RESTRICTED   PERIOD"  means  the  period  set  by  the
Administrator as it pertains to Deferred Stock or Restricted Stock awards pursuant to Section 6.


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                  (20)  "RESTRICTED  STOCK"  means an award of  shares  of Stock granted pursuant to Section 6 subject to restrictions that will lapse with the passage of time or upon the attainment of performance objectives, or in consideration of services, in which case if the shares are registered under Form S-8 and are fully vested as determined by the Administrator, no restrictions shall be applicable with respect to such shares.

                  (21) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (22) "STOCK" means the Common Stock, $0.001 par value, of the Company.

                  (23) "STOCK OPTION" means an option to purchase shares of Stock granted pursuant to Section 5.

                  (24) "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 2.        Administration.

         (a) The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; PROVIDED, HOWEVER, that if the Stock is registered under Section 12 of the Securities Act and if the Committee does not consist solely of "Non-Employee Directors," as defined in Rule 16b-3 as promulgated by the Commission under the Exchange Act, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, then the Plan shall be administered, and each grant shall be approved, by the Board.

         (b) The Administrator shall have the power and authority to grant to Eligible Participants, pursuant to the terms of the Plan: (i) Stock Options,
(ii) Deferred Stock, (iii) Restricted Stock, or (iv) any combination of the foregoing.

         In particular, the Administrator shall have the authority:

                  (1) to select those employees of the Company and others who are Eligible Participants;

                  (2) to determine whether and to what extent Stock Options, Deferred Stock, Restricted Stock or a combination of the foregoing, are to be granted to Eligible Participants;

                  (3) to determine the number of shares of Stock to be covered by each such Award;

                  (4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any such Award including, but not limited to, (i) the restricted period applicable to Deferred Stock or Restricted Stock awards,
(ii) the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock shall lapse during such period, and (iii) when and in what increments shares covered by Stock Options may be purchased; and

                  (5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Deferred Stock, Restricted Stock or any combination of the foregoing.

         (c) The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

         (d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any future Subsidiaries or Parent Corporation and the Participants.


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Section 3.        Stock Subject to Plan.


          (a) The total number of shares of Stock reserved and available for issuance under the Plan shall be 4,200,000 shares subject to annual increase in the sole discretion of the Board to an amount equal to 30% of the then outstanding fully diluted shares of Common Stock of the Company. Such shares shall consist of authorized but unissued shares of Common Stock.

         (b) To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised or (ii) any shares of Stock subject to any Deferred Stock or Restricted Stock award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future Awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future Awards under the Plan.

         (c) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in
(i) the aggregate  number of shares  reserved for issuance  under the Plan,  and
(ii) the kind, number and option price of shares subject to outstanding Stock Options or Awards granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; PROVIDED, HOWEVER, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code.

Section 4.        Eligibility.

         Officers and other employees, directors and consultants and advisors of the Company, who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and service providers shall be eligible to be granted Non-Qualified Stock Options, Deferred Stock or Restricted Stock awards hereunder. Officers and other employees of the Company shall also be eligible to be granted Incentive Stock Options hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the persons recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each Award.

Section 5.        Stock Options for Eligible Employees.

         (a) Stock Options may be granted alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each Optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

         (b) The Stock Options granted under the Plan may be of two types: (x) Incentive Stock Options and (y) Non-Qualified Stock Options.

         The Administrator shall have the authority under this Section 5 to grant any Optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options; PROVIDED, HOWEVER, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same Optionee and be outstanding concurrently hereunder.

         (c) Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall, in its sole discretion, deem desirable:


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                  (i)  OPTION  PRICE.  The  option  price  per  share  of  Stock purchasable under an Incentive Stock Option shall be determined by the Administrator, in its sole discretion, at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock on such date. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value as determined by the Administrator. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company and an Incentive Stock
Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                  (ii) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; PROVIDED, HOWEVER, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any future Parent Corporation or any future Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                  (iii) EXERCISABILITY. Stock Options shall be exercisable as determined by the Administrator or immediately for shares of Restricted Stock, if the Administrator so determines, which shall be subject to the provisions of
Section 6 below, and subject to such terms and conditions as shall be determined by the Administrator at or after grant; PROVIDED, HOWEVER, that such Stock Options shall in any case vest at least 20% per year over the five-year period commencing from the date of grant. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine in its sole discretion.

                  (iv) METHOD OF EXERCISE. Subject to Subsection 5(c)(iii), Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its cash equivalent, as determined by the Administrator. The Administrator may, in its sole discretion, accept payment in whole or in part on behalf of the Company (i) in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised), (ii) by cancellation of any indebtedness owed by the Company to the optionee, (iii) by a full recourse promissory note executed by the optionee, (iv) by requesting that the Company withhold whole shares of Common Stock then issuable upon exercise of the Stock Option (based on the Fair Market Value of the Stock on the date the option is exercised), (v) by arrangement with a broker which is acceptable to the Administrator where payment of the option price is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the shares underlying the option to the Company, or (vi) by any combination of the foregoing; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 10.

         (d) The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such

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other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; PROVIDED, HOWEVER, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, the Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other Awards hereunder.

         (e) Subject to the restrictions, if any are applicable of Section 402 of the SARBANES-OXLEY Act of 2002, the Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this paragraph and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine and (iv) be subject to Board approval. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder and (y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; PROVIDED, HOWEVER, that the term of the loan, including extensions, shall not exceed seven (7) years. Unless the Administrator determines otherwise, when a loan is made, shares of Common Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         (f) No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or as permitted in Form S-8 under the Securities Act of 1933. Incentive Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (g) If an optionee's employment with the Company, terminates by reason of death or Disability, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the optionee, by the legal representative of the estate of the optionee, or by the legatee of the optionee under the will of the optionee, for a period of at least six (6) months from the date of such death or disability. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

         (h) Except as otherwise provided in this paragraph or otherwise determined by the Administrator, if an optionee's employment with the Company, terminates for any reason other than death or Disability, the optionee must exercise his or her Stock Options within ninety (90) days from the date of such termination. If the optionee does not exercise his or her Stock Options within this ninety (90) day period, the Stock Options automatically terminate, and such Stock Options become null and void.

         (i) To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other option plans of the Company, any future Parent Corporation and any future Subsidiary become exercisable for the first time by the optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Section 6.        Deferred Stock and Restricted Stock.

         (a) Deferred Stock and Restricted Stock awards may be issued to Eligible Participants either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Participants, and the time or times at which grants of Deferred Stock or Restricted Stock awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient or the consideration in the form of services to be received by the Company, in return for Deferred Stock or Restricted Stock awards; the Restricted Period (as defined in paragraph 6(c) hereof) applicable to Deferred Stock or Restricted Stock awards; the performance objectives applicable to Deferred Stock or Restricted Stock awards if any; the date or dates on which restrictions applicable to such Deferred Stock or Restricted Stock awards shall lapse during such Restricted Period; and all other conditions of the Deferred Stock or Restricted Stock awards. The Administrator may also condition the grant of Deferred Stock or Restricted Stock awards upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Deferred Stock or Restricted Stock awards need not be the same with respect to each recipient.

         (b) The prospective recipient of a Deferred Stock or Restricted Stock award shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Deferred Stock Award Agreement" or "Restricted Stock Award Agreement" as appropriate) and has delivered a fully executed copy thereof to the Company, within a period of ten days (or such other period as the Administrator may specify) after the Award date.

         Except as provided below in this paragraph (b) of Section 6, each Participant who is awarded Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form to the extent applicable:

         "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of HEALTH SCIENCES GROUP, INC. Corporation 2003 Stock Option, Deferred Stock and Restricted Stock Plan and a Restricted Stock Award Agreement entered into between the registered owner and HEALTH SCIENCES GROUP, INC. Copies of such Plan and Agreement are on file in the offices of HEALTH SCIENCES GROUP, INC.

         The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award, provided however if the shares of registered under Form S-8 and are fully vested, as determined by the Administrator, no legend need appear on the certificates.

         With respect to Deferred Stock awards, at the expiration of the Restricted Period, or where no registration is applicable as determined by the Administrator, stock certificates in respect of such shares of Deferred Stock shall be delivered to the Participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

         (c) The Deferred Stock or Restricted Stock awards granted pursuant to this Section 6 shall be subject to the following restrictions and conditions if the Administrator elects to impose such restrictions:

                           (i)  Subject  to the  provisions  of the Plan and the
Deferred Stock or Restricted Stock Award Agreements, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Deferred Stock or Restricted Stock awarded under the Plan, except by gift for estate and tax planning purposes to family members and in conformity with the restrictions applicable to such shares under this Plan. The Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments or may waive any such restrictions altogether and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the commitment by a service provider to provide services, the Participant's termination, death or Disability.

                  (ii)     Except  as  provided  in  paragraph  (c)(i)  of  this
                           Section 6, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a shareholder of the Company, including the right to vote the shares during the Restricted Period; PROVIDED, HOWEVER, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Deferred Stock or Restricted Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                  (iii) Subject to the provisions of the Deferred Stock or Restricted Stock Award Agreement and this Section 6, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Deferred Stock or Restricted Stock, plus simple interest on such amount at the rate of 8% per year provided however that unless otherwise provided by the Administrator, either at the time of grant or thereafter, (or unless provided otherwise in the employment or other agreement, if any) Restricted Stock shall be free of the forfeiture provision as determined by the Administrator, provided further that in the event of a Change of Control, the provisions of Section 9 shall apply.


Section 7.        Amendment and Termination.

         (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of the Participant under any Award theretofore granted without such Participant's consent, or that without the approval of the shareholders (as described below) would:

                  (i) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

                  (ii) change the employees or class of employees eligible to participate in the Plan;

                  (iii) extend the maximum option period under Section 5 of the Plan.

         (b)  Notwithstanding  the  foregoing,  shareholder  approval under this
Section 7 shall only be required at such time and under such circumstances as shareholder approval would be required under applicable federal and state laws, regulations and exchange requirements.

         (c) The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

Section 8.        Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

Section 9.        Change of Control.

         The following acceleration and valuation provisions shall apply in the event of a "Change of Control", as defined in paragraph (b) of this Section 9:

         (a) In the event of a "Change of Control," unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of Control;

                  (i) the restrictions applicable to any Restricted Stock or Deferred Stock awards under the Plan shall lapse, and such shares and all outstanding Awards, including but not limited to all outstanding Stock Options, shall be deemed fully vested;

                  (ii) any  indebtedness  incurred  pursuant to paragraph (e) of
Section 5 above shall be forgiven and the collateral pledged in connection with any such loan shall be released; and

                  (iii) the value of all outstanding Stock Options, Restricted Stock and Deferred Stock awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment of cash or other property, as the Administrator may determine, on the basis of the "Change of Control Price" (as defined in paragraph (c) of this Section 9) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

         (b) For purposes of paragraph (a) of this Section 9, a "Change of Control" shall be deemed to have occurred if:

                  (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person or any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this paragraph
(b) of Section 9) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                  (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities (C) a merger to effect a change of domicile; or

                  (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         (c) For purposes of this Section 9, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

Section 10.       General Provisions.

         (a) Each person purchasing shares pursuant to a Stock Option represents and agrees with the Company that such person is acquiring the shares for his own account without a view to distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the
Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

         (b) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) Each Participant shall, no later than the date as of which the value of an Award first becomes includable in the gross income of the Participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

         (d) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

         (e) This Plan is purely voluntary on the part of the Company, and while the Company hopes to continue it indefinitely, the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company, any future Subsidiaries, or any future Parent Corporation to interfere with the right of the Company to discharge or retire any employee thereof at any time. No employee shall have any right to or interest in Stock Options, Restricted Stock, or Deferred Stock, authorized hereunder prior to the grant of such a Stock Option or other award described herein to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Articles of Incorporation, as the same may be amended from time to time.

         (f) In the event of a stock split, the per share exercise price of Options granted hereunder and number of shares covered by the Option grant shall be adjusted proportionately as follows: in the event of a split, the price shall be reduced proportionately and the number of shares increased proportionately; in the event of a reverse split, the price shall be increased proportionately and the number of shares covered by the Option reduced proportionately.

Section 11.       Specific Performance.

         The Stock Options granted under this Plan and the Shares issued pursuant to the exercise of such Stock Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of a specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

Section 12.       Invalid Provision.

         In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid unenforceable provision was not contained herein.

Section 13.       Applicable Law.

         This Plan shall be governed by and construed in accordance with the laws of the State of Colorado, or the laws of the state of any successor corporation.

Section 14.       Successors and Assigns.

         This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees and any successor corporation who assumes this Plan.

Section 15.       Effective Date of Plan.

         The Plan became effective (the "Effective Date") on August 7, 2003. Shareholder approval of the plan shall be obtained within 12 months from the Effective Date.

Section 16.       Term of Plan.

         No Stock Option, Deferred Stock or Restricted Stock award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 17.       Annual Financial Statements.

         If required by federal or state law, the Company shall deliver annual financial statements to each employee granted a Stock Option, Deferred Stock or Restricted Stock hereunder until such Award expires or is otherwise canceled.

Section 18.       Disclosure Requirements

         In the event the aggregate offering price of securities subject to outstanding offers plus the offering price of securities sold in the preceding twelve (12) months, as a result of Awards issued under this Plan, exceeds $5,000,000, the Company shall deliver the following disclosure documents to the Participant or optionee within a reasonable period of time before the applicable date of exercise, conversion or sale:

         (a)      A summary of the material terms of this Plan;

         (b) Information about the risks associated with purchasing the shares of stock in the Company; and

         (c) Financial statements as of a date no more than 180 days before the sale of securities pursuant to this Section 19.

Section 19.       Additional Information

         Additional information regarding the Plan and its administrators may be obtained from the Company at 6080 Center Drive, 6th Floor, Howard Hughes Center, Los Angeles, California 90045, (310) 242-6700, Attention: Fred Tannous. Participants under this Plan shall have available without charge, upon written or oral request, the documents incorporated by reference in Item 3 of Part II of the registration statement on Form S-8 as filed with the Securities and Exchange Commission and such documents are incorporated in the Section 10(a) prospectus. Participants under this Plan shall also have available under this Plan, without charge, upon written or oral request, of other documents required to be delivered to employees pursuant to Rule 428(b) of the Rules of the Securities and Exchange Commission under the Securities Act of 1933. All such requests shall be made at the address set forth in this paragraph, or at the phone number set forth in this paragraph, attention: Fred Tannous.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on the day and year first above written, the Company has caused this Plan to be duly executed by its duly authorized officers.


                                    HEALTH SCIENCES GROUP, INC.


DATED:  August 7, 2003                      By: ______________________________
                                            Name: Fred Tannous
                                            Title: Chief Executive Officer